Prepaid Expenses and Other Current Assets	6 Months Ended
Jun. 30, 2023
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

6. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepayments and other current assets consisted of the following:

	December 31,	June 30,
	2022	2023
Advances to suppliers	$4,537	$40,689
Value-added tax (“VAT”) prepayment	1,954	2,276
Advance for deferred cost of Business Combination (1)	1,325	-
Deferred IPO costs	868	-
Other receivables from third parties	763	804
Prepaid expenses and other current assets	9,447	43,769
Allowance for doubtful accounts	(177)	(168)
Prepaid expenses and other current assets, net	$9,270	$43,601

(1)	The advance for deferred cost of Business Combination represented the advances to Goldenbridge Acquisition Limited (“GBRG”) in form of non-interest-bearing loans, pursuant to the agreement and plan of merger, dated as of May 23, 2022, which provides for a Business Combination between GBRG and Auto Services Group Limited. Such advance was provided to GBRG to extend the period of time for GBRG to consummate the Business Combination.

As of May 17, 2023, the Closing Date, the advance for deferred cost of Business Combination was of $1,499, and was expected to be converted into ordinary shares of the Company at a price of US$10 per share.

The Group assessed the collectability of other current assets, and recorded nil and nil provision for doubtful recoveries of advances to suppliers that the collectability is considered remote for the six months ended June 30, 2022 and 2023, respectively.